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EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Shandong Zhouyuan Seed and Nursery Co., Ltd. (the “Company”) certify that:

1.           The Quarterly Report on Form 10-QSB of the Company for the period  ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 20, 2007	/s/ Wang Zhigang
Wang Zhigang (Chief Executive Officer)

August 20, 2007	/s/ Zhang Chunman
Zhang Chunman (Chief Financial Officer)